Leases	9 Months Ended
Sep. 30, 2024
Disclosure of Leases [Abstract]
Leases	Leases
The Company has various lease agreements for certain of its offices, facilities and equipment, with a weighted average remaining lease term of 12.3 years and weighted average discount rate of 4.4% as of September 30, 2024. Leases may include one or more options to renew. Renewal terms are not included in the determination of the lease term unless the renewals are deemed to be reasonably certain at the time of lease commencement. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants. All leases were measured under a single criterion with the exception of those with terms not exceeding 12 months and low-value leases.

The following table outlines the carrying amounts of right-of-use assets:

	September 30 2024	December 31 2023
Land and improvements	$64	$31
Building and leasehold improvements	428	304
Total	$492	$335

The following table summarizes the depreciation of right-of-use assets:

	Three Months Ended September 30		Nine Months Ended September 30
	2024	2023	2024	2023
Land and improvements	$1	$2	$3	$4
Building and leasehold improvements	20	12	53	41
Total	$21	$14	$56	$45

For the three months ended September 30, 2024 and 2023, the additions to right-of-use assets were $3 million and $8 million, respectively. For the nine months ended September 30, 2024 and 2023, the additions to right-of-use assets were $214 million and $62 million, respectively.

For the three months ended September 30, 2024 and 2023, interest expense was $5 million and $5 million, respectively. For the nine months ended September 30, 2024 and 2023, interest expense was $20 million and $16 million, respectively.

For the three months ended September 30, 2024 and 2023, cash outflow for leases was $18 million and $20 million, respectively. For the nine months ended September 30, 2024 and 2023, cash outflow for leases was $42 million and $57 million, respectively.